UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

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Filed by a Party other than the Registrant [   ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

QUALCOMM INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on March 8, 2011.

QUALCOMM INCORPORATED

QUALCOMM INCORPORATED
5775 MOREHOUSE DRIVE
N-510F
SAN DIEGO, CA 92121

Meeting Information
Meeting Type: Annual
For holders as of: January 10, 2011
Date: March 8, 2011 Time: 9:30 a.m. local time
Location:	Irwin M. Jacobs Qualcomm Hall
5775 Morehouse Drive
San Diego, CA 92121
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com/qualcomm2011 or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
  See the reverse side of this notice to obtain proxy materials and voting instructions.

—   Before You Vote   —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
THE NOTICE AND PROXY STATEMENT
How to View Online:
Have the information that is printed in the box marked by the arrow è   XXXX XXXX XXXX   (located on the following page) and visit: www.proxyvote.com/qualcomm2011.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com/qualcomm2011
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è   XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 22, 2011 to facilitate timely delivery.

—   How To Vote   —
Please Choose One of the Following Voting Methods
Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com/qualcomm2011. Have the information that is printed in the box marked by the arrow è   XXXX XXXX XXXX  available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that you vote FOR the following:

1.	To elect thirteen directors to hold office until the next annual stockholders’ meeting or until their respective successors have been elected or appointed. Director nominees are:	The Board of Directors recommends you vote for 3 years:

Name:

01) Barbara T. Alexander	08) Robert E. Kahn
02) Stephen M. Bennett	09) Sherry Lansing
03) Donald G. Cruickshank	10) Duane A. Nelles
04) Raymond V. Dittamore	11) Francisco Ros
05) Thomas W. Horton	12) Brent Scowcroft
06) Irwin Mark Jacobs	13) Marc I. Stern
07) Paul E. Jacobs

The Board of Directors recommends you vote FOR the following proposals:

2.	To approve the 2006 Long-Term Incentive Plan, as amended, which includes an increase in the share reserve by 65,000,000 shares.

3.	To approve an amendment to the 2001 Employee Stock Purchase Plan to increase the share reserve by 22,000,000 shares.

4.	To ratify the selection of PricewaterhouseCoopers LLP as our independent public accountants for our fiscal year ending September 25, 2011.

5.	To hold an advisory vote on executive compensation.

6.	To hold an advisory vote on the frequency of future advisory votes on executive compensation.

The Board of Directors recommends you vote AGAINST the following proposal:

7.	To act on a stockholder proposal, if properly presented at the Annual Meeting.

8.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.